SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 26, 1996
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                          HEALTHY PLANET PRODUCTS, INC.
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               (Exact Name of Registrant as specified in charter)


      Delaware                       1-13048                94-2601764
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(State or other jurisdiction of    (Commission              (IRS Employer
incorporation)                     File Number)             Identification No.)


1700 Corporate Circle, Petaluma, California                    94954
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (707) 778-2280
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         (Former name or former address, if changed since last report.)

Item 6.  Resignation of Directors.


         On August 26, 1996, Mr. Michael G. Jesselson resigned as a Director of the Company. Mr. Jesselson's resignation was not occasioned by any disagreement with the Company.

         On August 29, 1996, the Board of Directors elected Mr. Daniel R. Coleman as a Director to fill the vacancy due to Mr. Jesselson's resignation. Mr. Coleman will accordingly serve as a Class 2 Director, whose term will expire at the 1997 Annual Meeting of Shareholders. Mr. Coleman was additionally elected a member of the Company's Audit and Compensation Committees. Mr. Coleman has, for the last five years, been a general partner in three limited partnerships that invest in United States equity securities. He also serves as President of Clyde Hill Research, a consulting firm to investment managers.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     HEALTHY PLANET PRODUCTS, INC.



                                     By    s/ Bruce A. Wilson
                                           ------------------------------------
                                           Bruce A. Wilson, President,
                                           Chief Executive, Chief Operating and
                                           Chief Financial Officer


Dated:   September 5, 1996